            AIM HIGH INCOME MUNICIPAL FUND - CLASS A, B, AND C SHARES

                         Supplement dated August 5, 2005
                      to the Prospectus dated July 29, 2005



The second to last paragraph to the section entitled "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus shall be deleted in its entirety and replaced with the following:

         "The portfolio managers focus on municipal securities they believe have favorable prospects for high current income. The portfolio managers generally take a buy-and-hold approach but may decide to sell a holding if any of the following factors materially change: credit quality declines or the outlook for a project undergoes a negative change. They may also decide to sell a holding to shorten or lengthen the duration of the fund or to limit exposure to a sector or issuer."